SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported) April 17, 2003

PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 434-3131

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Exhibit

(99) PPG Industries, Inc. press release dated April 17, 2003.

Item 9. Information Furnished Under Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition)

On April 17, 2003, PPG Industries, Inc. issued the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PPG INDUSTRIES, INC. (Registrant)

By:	/s/ W. H. HERNANDEZ
W. H. Hernandez Senior Vice President, Finance

Date: April 17, 2003